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                                                                      EXHIBIT 21

                           SUBSIDIARIES OF REGISTRANT

MICROPOLIS, INC.
c/o Professional Corporate Service Group, Inc.
Post Office Box 3627
Christiansted
St. Croix, U.S. Virgin Islands 00820

MICROPOLIS LIMITED
c/o Roy West Trust Corporation (Cayman) Limited
Post Office Box 707
Grand Cayman
British West Indies

MICROPOLIS LTD.                                   MICROPOLIS GMBH
4 Worton Drive                                    Behringstrasse 10
Worton Grange                                     8033 Planegg bei Munchen
Reading, Berkshire                                West Germany

RG2 ODW
England                                           MICROPOLIS A.B.--SCANDINAVIA

                                                  Aprilvagen 3
MICROPOLIS S.A.R.L.                               17540 Jarfalla
2 Rue du Buisson aux Fraises                      Sweden

Z.I. de la Bonde
91300 Massy                                       MICROPOLIS JAPAN LIMITED
France                                            Madre Matsuda Bldg. 3F-312

                                                  4-13 Kioi-cho, Chiyoda-ku
MICROPOLIS CORPORATION (THAILAND) LTD.            Tokyo, Japan 102

733/1-8 Moo 8, Phaholyothin Road
Kookot, Lumlookkar                                MICROPOLIS AUSTRALIA PTY.
Pathumthani 12130 Thailand                        LIMITED
                                                  Level 21, 201 Miller Street

MICROPOLIS CORPORATION--TAIWAN BRANCH             North Sydney, NSW
Room 1111, 11F, No. 333                           2060 Australia

Keelung Road, Sec. 1
Taipei, Taiwan, R.O.C.                            MICROPOLIS BV
                                                  % Executive Management
                                                  Trustmij BV

MICROPOLIS S.R.L.
Via G. Stephenson 43A                             DeBoeleaan 14
20157 Milan                                       1083 HJ Amsterdam
Italy                                             The Netherlands